UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 19, 2011

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number	IRS Employer Identification No.

1-11459	PPL Corporation (Exact name of Registrant as specified in its charter) (Pennsylvania) Two North Ninth Street Allentown, PA 18101-1179 (610) 774-5151	23-2758192

1-32944	PPL Energy Supply, LLC (Exact name of Registrant as specified in its charter) (Delaware) Two North Ninth Street Allentown, PA 18101-1179 (610) 774-5151	23-3074920

1-905	PPL Electric Utilities Corporation (Exact name of Registrant as specified in its charter) (Pennsylvania) Two North Ninth Street Allentown, PA 18101-1179 (610) 774-5151	23-0959590

333-173665	LG&E and KU Energy LLC (Exact name of Registrant as specified in its charter) (Kentucky) 220 West Main Street Louisville, KY 40202-1377 (502) 627-2000	20-0523163

1-2893	Louisville Gas and Electric Company (Exact name of Registrant as specified in its charter) (Kentucky) 220 West Main Street Louisville, KY 40202-1377 (502) 627-2000	61-0264150

1-3464	Kentucky Utilities Company (Exact name of Registrant as specified in its charter) (Kentucky and Virginia) One Quality Street Lexington, KY 40507-1462 (502) 627-2000	61-0247570

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events

On October 19, 2011, each of PPL Energy Supply, LLC, PPL Electric Utilities Corporation, Louisville Gas and Electric Company and Kentucky Utilities Company (individually a “Registrant” and, collectively, the "Registrants") amended their respective revolving credit facilities with Wells Fargo, National Association, as Administrative Agent, Issuing Lender and Swingline Lender, to extend the initial termination date of each revolving credit facility from a date in 2014 to October 19, 2016 and to reduce certain interest rates and fees payable by each of the Registrants under their respective revolving credit facility, as set forth in the copies of each of the amendments to the revolving credit facilities filed as Exhibits 10.1 through 10.4 to this Report, each of which is incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

10.1 -
Amendment No. 1 to Credit Agreement dated as of October 19, 2011 to Revolving Credit Agreement dated as of October 19, 2010 among PPL Energy Supply, LLC, the Lenders party thereto and Wells Fargo, National Association, as Administrative Agent, Issuing Lender and Swingline Lender.

10.2 -
Amendment No. 1 to Credit Agreement dated as of October 19, 2011 to Revolving Credit Agreement dated as of December 31, 2010 among PPL Electric Utilities Corporation, the Lenders party thereto and Wells Fargo, National Association, as Administrative Agent, Issuing Lender and Swingline Lender.

10.3 -
Amendment No. 2 to Credit Agreement dated as of October 19, 2011 to Revolving Credit Agreement dated as of November 1, 2010 among Louisville Gas and Electric Company, the Lenders party thereto and Wells Fargo, National Association, as Administrative Agent, Issuing Lender and Swingline Lender.

10.4 -
Amendment No. 2 to Credit Agreement dated as of October 19, 2011 to Revolving Credit Agreement dated as of November 1, 2010 among Kentucky Utilities Company, the Lenders party thereto and Wells Fargo, National Association, as Administrative Agent, Issuing Lender and Swingline Lender.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PPL CORPORATION

By:	/s/ Vincent Sorgi
Vincent Sorgi Vice President and Controller

PPL ENERGY SUPPLY, LLC

By:	/s/ Vincent Sorgi
Vincent Sorgi Vice President and Controller

PPL ELECTRIC UTILITIES CORPORATION

By:	/s/ Vincent Sorgi
Vincent Sorgi Vice President and Chief Accounting Officer

LG&E AND KU ENERGY LLC

By:	/s/ S. Bradford Rives
S. Bradford Rives Chief Financial Officer

LOUISVILLE GAS AND ELECTRIC COMPANY

By:	/s/ S. Bradford Rives
S. Bradford Rives Chief Financial Officer

KENTUCKY UTILITIES COMPANY

By:	/s/ S. Bradford Rives
S. Bradford Rives Chief Financial Officer

Dated:  October 25, 2011